SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2004

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	000-50055 (Commission File Number)	22-3768777 (IRS Employer Identification No.)

155 Morristown Road Bernardsville, New Jersey (Address of principal executive offices)	07924 (Zip Code)

(908) 221-0100 (Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	Exhibits:

Exhibit 99.01: Press Release dated April 28, 2004

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)

The information in this Current Report on Form 8-K is being furnished pursuant to “Item 12 – results of Operations and Financial Condition” of such Form in accordance with SEC Release No. 33-8216. The press release attached as Exhibit 99.01 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to liability under that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2004 —————————	SOMERSET HILLS BANCORP By: /s/ Stewart E. McClure, Jr. ———————————————— Stewart E. McClure, Jr. President, Chief Executive Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit	Description

99.01:	Press Release Entitled: Somerset Hills Bancorp Reports 100% Increase in First Quarter Earnings; Also Announces 5% Stock Dividend and New Summit Branch